Selected American Shares
Authorized series of Selected American Shares, Inc.
Selected International Fund
Authorized series of Selected International Fund, Inc.
Supplement dated March 27, 2025
to the Statement of Additional Information dated April 30, 2024

Samuel Iapalucci was elected as Chairman of Selected American Shares, Inc. and Selected International Fund, Inc., effective March 24, 2025. As such, Mr. Iapalucci’s description in the table titled “Directors” is amended to include “Chairman since 2025.”
The descriptions of the Audit Committee and Nominating Committee in the section titled “Standing Committees of the Board of Directors” are replaced with the following:
Audit Committee. The Selected Funds have an Audit Committee, which is comprised entirely of Independent Directors (Katherine MacWilliams, Chair; Francisco Borges; and Lara Vaughan). The Audit Committee has a charter. The Audit Committee reviews financial statements and other audit-related matters for the Selected Funds. The Audit Committee also holds discussions with management and with the Independent Accountants concerning the scope of the audit and the auditor’s independence. The Audit Committee meets as often as deemed appropriate by the Audit Committee. The Audit Committee met four times during the fiscal year-ended December 31, 2023.
The Board of Directors has determined that Katherine MacWilliams is the Selected Funds’ Independent Audit Committee Financial Expert pursuant to Section 407 of the Sarbanes-Oxley Act and as defined by Item 3 of Form N-CSR of the Investment Company Act of 1940. In their deliberations, the Board of Directors considered Ms. MacWilliams’: (1) professional experience; (2) independence as defined in Item 3 of Form N-CSR; and (3) integrity and absence of disciplinary history.
Nominating Committee. The Selected Funds have a Nominating Committee, which is comprised entirely of Independent Directors (Samuel Iapalucci, Chair; and Francisco Borges), which meets as often as deemed appropriate by the Nominating Committee. The Selected Funds do not elect Directors annually. Each Director serves until retirement, resignation, death, or removal. Subject to exceptions and exemptions which may be granted by the Independent Directors, Directors must retire from the Board of Directors and cease being a Director at the close of business on the last day of the calendar year in which the Director attains age seventy-eight (78). After formal retirement, Directors may serve in emeritus status, attend board functions, and receive up to one-half the current compensation of Directors. The Nominating Committee met one time during the fiscal year-ended December 31, 2023. The Nominating Committee reviews and nominates persons to serve as members of the Board of Directors, and reviews and makes recommendations concerning the compensation of the Independent Directors. The chairperson of the Nominating Committee also currently serves as the Chairman of the Board and: (1) presides over Board meetings; (2) presides over executive sessions of the Independent Directors of the Selected Funds, in addition to presiding over meetings of the committee; (3) participates with the officers and counsel in the preparation of agendas and materials for Board meetings; (4) facilitates communication between the Independent Directors and management, and among the Independent Directors; and (5) has such other responsibilities as the Board or Independent Directors shall determine.
The Nominating Committee has a charter. When the Board of Directors is seeking a candidate to become a director, it considers qualified candidates received from a variety of sources, including having authority to retain third-parties that may receive compensation related to identifying and evaluating candidates. Shareholders may propose nominees by writing to the Nominating Committee, in care of the Secretary of the Selected Funds, at 2949 East Elvira, Suite 101, Tucson, Arizona 85756.